EXHIBIT 32-1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES- OXLEY ACT OF 2002

In connection with the Registration Statement of International Surfacing, Inc. (The "Company") on Form SB-2 filed with the Securities and Exchange Commission on the date hereof, containing the financial reports for the year ending December 31, 2003 and the three month period ending March 31, 2004, contained therein (the "Report"), I Samuel Serritella, Chief Executive Officer of the Company, respectfully certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of the section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Samuel Serritellas

Samuel Serritella, Chief Executive and Financial Officer